Exhibit 10.6

AMENDMENT ONE TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Amendment One to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) is dated November 30, 2011 (“Effective Date”) by and between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation (“Borrower”) and BOKF, NA dba Bank of Oklahoma, formerly known as Bank of Oklahoma, N.A. (“Lender”).

RECITALS

A.           Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 2010 (“Loan Agreement”), by and between Borrower and Lender, under which was established or restated a $7,000,000 revolving line (“Line”), a $16,300,000 term loan and a $2,760,000 term loan (separately and collectively, the "Loan"),  and pursuant to which other loan documents were executed and delivered to Lender, including without limitation the following (together with the Loan Agreement, separately and collectively, the “Loan Documents”):  (i) $7,000,000 Promissory Note (“Existing Line Note”) dated November 30, 2010 payable by Borrower to Lender; (ii) $16,300,000 Promissory Note (“$16,300,000 Term Note”) dated November 27, 2007 payable by Borrower to the order of Lender, which as of the Effective Date has an outstanding principal balance of $9,780,000; (iii) $2,760,000 promissory Note (“$2,760,000 Term Note”) payable by Borrower to the order of Lender; (iv) Security Agreements; (v) Guaranty Agreements from each of the Guarantors; (vi) Subordination Agreements; and (vii) other instruments, documents and agreements executed or delivered to Lender in connection with the Loan Agreement.

B. Borrower has requested Lender to (i) extend the Line and the maturity date of the Existing Line Note to November 30, 2012, and (ii) extend the maturity date of the $16,300,000 Term Note to November 30, 2014; and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

For valuable consideration received, Borrower and Lender agree to the following:

1. Definitions.  Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement.

2. Amendments to Loan Agreement:

2.1. Section 1.16 (EBITDA) is amended to read as follows:

“Section 1.16                                “EBITDA” means the sum of the Borrower’s pretax income,  depreciation expense, obsolescence and amortization expense, interest expense, and certain non-recurring charges or extraordinary items included and approved by Lender in its sole discretion, all determined in accordance with GAAP, for a particular Reporting Period.”

2.2. Section 1.37 (Leverage Ratio) is amended to read as follows:

“Section 1.37                                “Leverage Ratio” means the ratio of (i) Funded Debt less Net Cash for a Reporting Period to (ii) EBITDA for the same Reporting Period.  For purposes of this definition, the term “Net Cash” means all unencumbered cash on hand in excess of $1,000,000 as of the applicable Leverage Ratio Determination Date.”

2.3. Section 1.49 (Net Cash Flow) is amended to read as follows:

“Section 1.49 “Net Cash Flow” means EBITDA less the sum of cash taxes, maintenance capital expenditures, dividends in excess of the first $2,000,000 in the aggregate for the applicable Reporting Period, and changes in treasury stock.”

2.4. Section 1.72 (Termination Date) is hereby amended to replace the date “November 30, 2011” to now mean and read “November 30, 2012”.

2.5. Section 7.1 (Debt) is hereby amended to evidence that sub-part (d) thereof is amended to read as follows: “(d) Debt incurred in the ordinary course of business, including but not limited to  acquisitions and asset investments permitted  in Section 7.16, provided that no Initial Default or Matured Default has occurred and is continuing or will result therefrom;”.

2.6. Section 7.5 (Investments) is hereby amended to evidence that the cap stated as “$500,000” shall now mean and read “$1,000,000”.

2.7. Section 7.16 (Acquisitions) is hereby amended to read as follows:

“7.16. Acquisitions and Asset Investments.  Expend funds in excess of $10,000,000 in the aggregate during any given Reporting Period for the purpose of acquiring all or substantially all of the assets, stock or other ownership interests of a Person and/or investing in non-current assets (including without limitation fixed assets and capitalized value of leased equipment and leased real property, provided that no Initial Default or Matured Default has occurred and is continuing or will result therefrom.”

2.8. Section 7.17 (Asset Investments) is hereby deleted.

2.9. Section 8.1 (Leverage Ratio) is hereby amended to replace the ratio “3.00 to 1.00” to now mean and read “2.00 to 1.00”.

3. Conditions.  The effectiveness of this Amendment is subject to the Borrower’s satisfaction of each of the following conditions.

3.1. Loan Documents.  The Borrower shall have duly and validly authorized, executed and delivered to the Lender the following documents, each in form and substance satisfactory to the Lender:

3.1.1. This Amendment.

3.1.2. $9,780,000 Promissory Note (“$9,780,000 Renewal Term Note”)   in form and content as set forth on Exhibit “A” attached hereto, evidencing an extension, renewal and modification, but not payment or a novation, of the $16,300,000 Term Note.

3.1.3. $7,000,000 Line Note (“$7,000,000 Renewal Line Note”) in form and content as set forth on Exhibit “B” attached hereto, evidencing an extension, renewal and modification, but not payment or a novation, of the Existing Line Note.

3.1.4. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3.2. No Default.  No Default shall have occurred and be continuing.

3.3. Legal Matters.  All legal matters incident to this Amendment and the transactions contemplated hereby shall be satisfactory to the Lender and its legal counsel.

3.4. Ratification of Borrower.  Borrower hereby (i) ratifies and affirms its obligation under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated.

3.5. Ratification of Guarantor.  Each Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies and  affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty, (iii) confirms that, after giving effect to the amendments provided for herein, the Guaranty remains in full force and effect, and (iv) represents that each representation and warranty set forth in the Guaranty remains true, correct and accurate as of the Effective Date, and are hereby restated.

3.6. Ratification of Collateral Documents.  The Borrower and any other  parties to any instruments, documents, agreements, assignments, security agreements or similar security instruments (separately and collectively, the “Collateral Documents”) executed under and pursuant to the Loan Agreement to secure payment of the obligations of Borrower to Lender, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies and confirms each Collateral Document to which it is a party, (iii) confirms that, after giving effect to the amendments provided for herein, the Collateral Documents remain in full force and effect,  (iv) represents that each representation and warranty set forth in the Collateral Documents remains true and correct as of the Effective Date, and are hereby restated as of the Effective Date, and (v) ratifies and confirms that all Exhibits and Schedules attached to the Loan Agreement and other Loan Documents remain true, correct and accurate as of the Effective Date, and are hereby restated.

4. REPRESENTATIONS AND WARRANTIES.

4.1. Additional Representations and Warranties.  The Borrower further represents and warrants to the Lender that:

4.1.1. The Borrower has all power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), the $9,780,000 Renewal Term Note and the $7,000,000 Renewal Line Note (separately and collectively, the “Amendment Documents”).

4.1.2. The Amendment Documents are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

4.1.3. The execution, delivery and performance of the Amendment Documents by the Borrower do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of the Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower is subject or by which the assets and property of the Borrower are bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower is a party, other than the obligations of the Borrower in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s ability to perform its obligations under the Loan Agreement and related loan documents.

4.1.4. Tulsat Pennsylvania, LLC has been dissolved and is no longer in existence.

5. MISCELLANEOUS.

5.1. Effect of Amendment.  The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment.

5.2. Descriptive Headings.  The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this amendment.

5.3. Governing Law.  This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.  Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts.  Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.  Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

5.4. Reimbursement of Expenses.  The Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation legal fees and out-of-pocket expenses of Riggs, Abney, Neal, Turpen, Orbison & Lewis, legal counsel to the Lender, incurred by Lender in connection herewith.

5.5. Release of Lender.  In consideration of the amendments contained herein, the Borrower hereby waives and releases the Lender from any and all claims, damages, disputes, defenses and setoffs, known or unknown, which may have arisen or accrued under the Loan Agreement and the other Loan Documents and the transactions contemplated thereby prior to the Effective Date.  This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

5.6. No Waiver.  Borrower expressly acknowledges and agrees that the execution of this Agreement shall not constitute a waiver of, and shall not preclude the exercise of, any right, power or remedy granted to Lender in any document evidencing or securing the Loan, or any portion thereof, or as provided by law.  No previous amendment, modification, extension or compromise entered into with respect to any indebtedness of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, or compromise.  No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

5.7. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

5.8. USA Patriot Act Notification.  The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

5.9. Late Fees.  To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

5.10. Waiver of Jury Trial.  Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury.  Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings.  Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

 “Borrower”

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

“Lender”

BOKF, NA dba Bank of Oklahoma

By           /s/ Timberly Greenly
Timberly Greenly,
Corporate Banking Officer

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment One to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 30, 2011 to which this Ratification is affixed, the undersigned Guarantors each hereby agrees to Section 3.5 of the Amendment. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC., a Missouri corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC., a Nebraska corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC., a Texas corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT CORPORATION,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By           ADDvantage Technologies Group, Inc.,
Its sole member and manager

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

[TULSAT-PENNSYLVANIA, L.L.C.,
INTENTIONALLY OMITTED]

BROADBAND REMARKETING INTERNATIONAL, LLC,
an Oklahoma limited liability company

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

JONES BROADBAND INTERNATIONAL,
a California corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

RATIFICATION OF COLLATERAL DOCUMENTS

As inducement for the Lender to enter into the Amendment One to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective November 30, 2011, to which this Ratification is affixed, the undersigned grantors each hereby agrees to Section 3.6 of the Amendment.  This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT CORPORATION,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By           ADDvantage Technologies Group, Inc.,
Its sole member and manager

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

BROADBAND REMARKETING INTERNATIONAL, LLC,
an Oklahoma limited liability company

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

JONES BROADBAND INTERNATIONAL,
a California corporation

By           /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

Exhibit “A”

PROMISSORY NOTE

$9,780,000
Effective November 30, 2011
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Maker"), promises to pay to the order of BOKF, NA dba Bank of Oklahoma, formerly Bank of Oklahoma, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of NINE MILLION SEVEN HUNDRED EIGHTY THOUSAND DOLLARS ($9,780,000) advanced and restated under the Amended and Restated Revolving Credit and Term Loan Agreement between Maker and Lender dated November 30, 2010 (as  amended from time to time, the “Loan Agreement”), payable as follows: consecutive quarterly payments on the last day of each February, May, August and November, commencing February 29, 2012, with each payment equal to (i) $407,500 applied to the principal balance, and (ii) accrued and unpaid interest, and the last installment, due November 30, 2014, equal to the remaining balance of principal and accrued and unpaid interest hereunder.

Interest shall accrue on the principal balance outstanding hereunder and on any past due interest hereunder as follows:

1.           For the period commencing November 30, 2011 through November 30, 2012 at a rate at all times equal to the LIBOR Rate (defined below) plus one and forty one-hundredths percent (1.40%) per annum, floating; and

2.           For the period from November 30, 2012 through November 30, 2014 at a rate at all times equal to the LIBOR Rate (defined below) plus two and forty one-hundredths percent (2.40%) per annum, floating.

"LIBOR Rate" means a fluctuating interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) as in effect from time to time, which interest rate per annum shall at all times be equal to the thirty (30) day rate of interest which is identified and normally published by Bloomberg Professional Service (“Issuer”) Page BBAN 1 as the offered rate for loans in United Stated dollars for such period under the caption British Bankers Association LIBOR Rates as of 11:00 a.m. (London time) for said interest period.  The initial LIBOR Rate shall be that which is in effect as of the date hereof, and shall thereafter be adjusted on each change thereof as published by Issuer, without notice to Maker.  If the Issuer no longer reports LIBOR or Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank market or if such index no longer exists or if page BBAM 1 no longer exists or accurately reflects the rate available to Lender in the London Interbank market, Lender may select a replacement index or replacement page, as the case may be.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day.  All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

Upon the occurrence of an Event of Default (defined in the Loan Agreement), including any failure by Maker to make payments in accordance with this Note, and following any applicable cure period, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand.  The payment and acceptance of any sum on account of the Note shall not be considered a waiver of such right of election.  Upon and after the occurrence of any Event of Default, the outstanding principal balance of this Note shall accrue interest at a rate equal to the non-default rate accruing hereunder, plus five percent (5%) per annum.

The obligations of Maker hereunder are independent of the obligations to Lender of any present or future guarantor, endorser or other obligor, or any other party who now or hereafter becomes liable under the Note by contract, by operation of law or otherwise (Maker and each such other party are also referred to as an “Obligor”).

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents (defined in the Loan Agreement), and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against any Obligor(s); (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker’s ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Obligor(s); and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of any Obligor(s). Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of any Obligor(s), Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender’s rights against any Obligor(s) or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender’s enforcement of this Note without first pursuing Lender’s rights against any Obligor(s) or any security.  Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Obligor(s) shall not affect Maker’s obligations to Lender hereunder.  Maker subordinates any claim or security it now or hereafter may have against any other Obligor(s) or its assets to any indebtedness Maker owes to Lender.  Without limiting any of Lender’s rights or Maker’s obligations, Maker waives all suretyship defenses.  Maker agrees that Lender shall have no duty to advise any Obligor(s) of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and any other Obligor(s) will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys’ fees.  A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of an Event of Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender’s possession, custody, safekeeping or control (all of the foregoing whether in Maker’s sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

This Note and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.  Maker hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts.  Maker expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.  Maker hereby waives personal service of any and all process and agrees that all such service of process may be made upon Maker by certified or registered mail, return receipt requested, addressed to Maker at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

To the extent any payment due under any Loan Documents is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Maker shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  Maker agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

Each of Maker and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to this Note, the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury.  Each of Maker and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into the Loan Agreement, this Note and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings.  Each of Maker and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.  This Note may not be changed orally, but only by and agreement in writing signed by Maker and Lender.

All notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note constitutes an extension, renewal and modification, but not a novation or payment, of the $16,300,000 Promissory Note dated November 27, 2007, payable by Maker to the order of Lender.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit “B”

PROMISSORY NOTE

$7,000,000
Effective November 30, 2011
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Maker"), promises to pay to the order of BOKF, NA dba Bank of Oklahoma, formerly Bank of Oklahoma, N.A. ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) or, if less, the aggregate sum of advances made by Lender to Maker under the Amended and Restated Revolving Credit and Term Loan Agreement between Maker and Lender dated November 30, 2010 (as  amended from time to time, the “Loan Agreement”), payable as follows:

a.	Principal. Principal shall be payable on November 30, 2012 (“Maturity”).

b.
Interest.  Interest shall be payable quarterly on the last day of each February, May, August, and November, commencing February 29, 2012, and at Maturity.  Interest shall accrue on the principal balance outstanding hereunder and on any past due interest hereunder at a rate at all times equal to the LIBOR Rate (defined below) plus two and seventy-five one-hundredths percent (2.75%) per annum, floating.

"LIBOR Rate" means a fluctuating interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) as in effect from time to time, which interest rate per annum shall at all times be equal to the thirty (30) day rate of interest which is identified and normally published by Bloomberg Professional Service (“Issuer”) Page BBAN 1 as the offered rate for loans in United Stated dollars for such period under the caption British Bankers Association LIBOR Rates as of 11:00 a.m. (London time) for said interest period.  The initial LIBOR Rate shall be that which is in effect as of the date hereof, and shall thereafter be adjusted on each change thereof as published by Issuer, without notice to Maker.  If the Issuer no longer reports LIBOR or Lender determines in good faith that the rate so reported no longer accurately reflects the rate available to Lender in the London Interbank market or if such index no longer exists or if page BBAM 1 no longer exists or accurately reflects the rate available to Lender in the London Interbank market, Lender may select a replacement index or replacement page, as the case may be.

If any payment shall be due on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day and interest shall accrue to such day.  All interest due hereon shall be computed on the actual number of days elapsed (365 or 366) based upon a 360-day year.

All payments under this Note shall be made in lawful currency of the United States of America in immediately available funds at Lender's office described above without abatement, counterclaim or set-off, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

Upon the occurrence of an Event of Default (defined in the Loan Agreement), including any failure by Maker to make payments in accordance with this Note, and following any applicable cure period, this Note and all interest accrued hereon shall become due and payable at the election of the holder hereof, without notice or demand.  The payment and acceptance of any sum on account of the Note shall not be considered a waiver of such right of election.  Upon and after the occurrence of any Event of Default, the outstanding principal balance of this Note shall accrue interest at a rate equal to the non-default rate accruing hereunder, plus five percent (5%) per annum.

The obligations of Maker hereunder are independent of the obligations to Lender of any present or future guarantor, endorser or other obligor, or any other party who now or hereafter becomes liable under the Note by contract, by operation of law or otherwise (Maker and each such other party are also referred to as an “Obligor”).

Maker waives: (i) diligence, notice of default, non-payment, demand for payment, notice of acceptance of this instrument, the Loan Agreement or any other Loan Documents (defined in the Loan Agreement), and indulgences and notices of any kind; (ii) any delay or failure of Lender in the exercise of any right or remedy; (iii) the release, compromise, subordination, substitution, impairment, or failure to perfect any security or any rights or remedies against any Obligor(s); (iv) any right to marshaling, subrogation, reimbursement or indemnity, until all indebtedness owed to Lender has been fully and indefeasibly paid and Maker’s ability to obtain credit under the Loan Agreement has been irrevocably terminated; (v) any right to request or obtain from Lender information on any Obligor(s); and (vi) any act, omission or thing which might operate as a legal or equitable defense or discharge of any Obligor(s). Without limiting any other provisions of this Note, Maker waives presentment, demand for payment, protest, notice of nonpayment, and all suretyship defenses.

Without notice to, or further consent of any Obligor(s), Maker consents to: (i) every renewal, forbearance, extensions of time, and other change in the terms or conditions of any indebtedness; (ii) every waiver of Lender’s rights against any Obligor(s) or any security, without such waiver prohibiting the later exercise of the same or similar rights; and (iii) any election of rights or remedies by Lender, including Lender’s enforcement of this Note without first pursuing Lender’s rights against any Obligor(s) or any security.  Any bankruptcy, insolvency, merger, consolidation, dissolution or death of any Obligor(s) shall not affect Maker’s obligations to Lender hereunder.  Maker subordinates any claim or security it now or hereafter may have against any other Obligor(s) or its assets to any indebtedness Maker owes to Lender.  Without limiting any of Lender’s rights or Maker’s obligations, Maker waives all suretyship defenses.  Maker agrees that Lender shall have no duty to advise any Obligor(s) of any information regarding any circumstances bearing upon the risk of nonpayment of any indebtedness owed by Maker to Lender.

Maker and any other Obligor(s) will, on demand, pay all costs, expenses and fees incurred by the holder hereof in connection with the enforcement and collection of this Note, including without limitation reasonable attorneys’ fees.  A photographic or other reproduction of this Note shall be admissible in evidence with the same effect as the original Note in any judicial or other proceeding, whether or not the original is in existence.

Notwithstanding any course of dealing or course of performance: (i) neither failure nor delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege; (ii) no notice to or demand upon Maker shall be deemed to be a waiver of the obligation of Maker or the right of Lender to take further action without notice or demand; and (iii) no amendment, modification, rescission, waiver or release of any provision of this Note shall be effective unless the same shall be in writing and signed by the holder hereof.

At any time after the occurrence of an Event of Default, without demand or notice (which Maker expressly waives), and regardless of the adequacy of any other collateral security, Lender may set off against any and all accounts, deposits, credits, collateral and other property now of hereafter in Lender’s possession, custody, safekeeping or control (all of the foregoing whether in Maker’s sole name, jointly with other, or for a specific purpose), and apply same to the amounts outstanding under this Note.

If any provision of this Note or any payments pursuant to this Note shall be held invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

This Note and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.  Maker hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts.  Maker expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.  Maker hereby waives personal service of any and all process and agrees that all such service of process may be made upon Maker by certified or registered mail, return receipt requested, addressed to Maker at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

To the extent any payment due under any Loan Documents is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Maker shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made.  Maker agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

Each of Maker and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to this Note, the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury.  Each of Maker and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into the Loan Agreement, this Note and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings.  Each of Maker and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

This Note is given for an actual loan of money for business purposes and not for personal, family, household, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma.  This Note may not be changed orally, but only by and agreement in writing signed by Maker and Lender.

All notices, demands and requests required or desired to be given hereunder shall be delivered in accordance with the Loan Agreement.

This Note constitutes an extension, renewal and modification, but not a novation or payment, of the $7,000,000 Promissory Note dated November 30, 2010, payable by Maker to the order of Lender.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By           /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer